UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2026 (September 1, 2026)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None. (1)

(1) The Company’s Class A common stock and public warrants are traded on the over-the-counter market under the symbol “CNXX” and “CNXXW,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 1, 2026 (the “Merger Closing Date”), CONX Corp., a Nevada corporation (the “Company” or “CONX”), through its wholly-owned subsidiary CONX Broadcast Group, LLC, a Colorado limited liability company and a wholly owned subsidiary of the Company (“CONX Broadcast”), completed its previously disclosed acquisition of approximately 75% of the outstanding shares of common stock, par value of $0.001 per share (“HC2 Common Stock”), of HC2 Broadcasting Holdings Inc., a Delaware corporation (“HC2”), pursuant to that certain Agreement and Plan of Merger, dated as of May 29, 2026 (the “Merger Agreement”), by and among the Company, HC2 Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of CONX Broadcast (“Merger Sub”), HC2, HC2 Broadcasting Holdco, LLC, a Delaware limited liability company (“Seller”) and, solely for limited purposes, Innovate Corp., a Delaware corporation (“Innovate Parent”). At the Effective Time and subject to the terms and conditions of the Merger Agreement, Merger Sub merged with and into HC2, with HC2 surviving the Merger as a subsidiary of the Company (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger (a) the shares of HC2 Common Stock (other than shares of HC2 Common Stock held by Merger Sub after giving effect to the Closing) were converted into 25% of the shares of HC2 Common Stock outstanding immediately following the Closing and (b) the membership interests of Merger Sub outstanding immediately prior to the Closing were converted into 75% of the shares of HC2 Common Stock outstanding immediately following the Closing, in each case subject to certain post-closing adjustments as set forth in the Merger Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

Limited Liability Company Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

On September 2, 2026, following the consummation of the Merger, HC2 was converted into a Delaware limited liability company (the “Conversion”) in accordance with the Merger Agreement, with the name HC2 Broadcasting Holdings LLC (the “Surviving Entity”). In connection with the Conversion, the Surviving Entity, CONX Broadcast and Seller entered into a limited liability company agreement (the “LLC Agreement”) which sets forth certain rights and obligations of the Surviving Entity, CONX Broadcast and Seller with respect to the Surviving Entity.

The LLC Agreement provides for the management of the Surviving Entity by a three-member board of directors (the “HC2 Board”), consisting of two directors appointed by CONX Broadcast and one director appointed by Seller (the “Innovate Director”). Pursuant to the LLC Agreement, CONX Broadcast is entitled to appoint a majority of the HC2 Board. The LLC Agreement contains certain minority protections for Seller, including the requirement for the Innovate Director to provide consent for certain fundamental actions. The LLC Agreement also contains customary provisions regarding capital contributions, preemptive rights and transfers, including, but not limited to, tag-along rights, drag-along rights and rights of first offer, in each case subject to the terms and conditions set forth in the LLC Agreement.

The foregoing description of the LLC Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

On the Merger Closing Date, in connection with the consummation of the Merger, that certain Loan Agreement, dated as of May 29, 2026 (the “Loan Agreement”), by and among Merger Sub, as lender, HC2, as borrower, Seller, and certain of HC2’s subsidiaries and affiliates, as guarantors, was terminated and the bridge loan, with an aggregate principal amount of $105,000,000, extended thereunder (the “SPV LLC Loan”) was extinguished in full as a result of the Merger. The description of the Loan Agreement and the SPV LLC Loan previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by CONX Corp. (the “Company”) on June 1, 2026 (the “Signing 8-K”) under the heading “Loan Agreement” is incorporated into this Item 1.02 by reference in its entirety.

Item 2.01. Completion of an Acquisition or Disposition.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Copies of the LLC Agreement and the Merger Agreement and the above descriptions of the LLC Agreement, the Loan Agreement and the Merger Agreement have been included to provide investors with information regarding the terms of the LLC Agreement, the Loan Agreement and the Merger Agreement, respectively. They are not intended to provide any other factual information about the Company, Innovate Parent, HC2 or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Loan Agreement and the Merger Agreement were made only for the purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the applicable agreements, which subsequent information may or may not be fully reflected in the Company’s or Innovate Parent’s public disclosures.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements which may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, but are not limited to, the following:  (i) the effect of the transactions contemplated by the Merger Agreement on HC2’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and businesses generally; (ii) risks related to diverting management’s attention from the Company’s or HC2’s ongoing business operations; (iii) the risk that any announcements relating to the consummation of the transactions contemplated by the Merger Agreement could have adverse effects on the market price of the Company’s securities; (iv) risks that the benefits of the Merger are not realized when and as expected; (v) the deterioration in the business, operating results or liquidity position of HC2; (vi) the risk that the Company is not able to realize all or some of the benefits of the Merger if EchoStar Corporation, a Nevada corporation (“EchoStar”) exercises the EchoStar Option (as defined in the Signing 8-K); (vii) risks related to the Company being a minority shareholder of HC2 in the event EchoStar exercises the EchoStar Option; (viii) legislative, regulatory and economic developments; and (ix) other risks and factors indicated from time to time in the Company’s and Innovate Parent’s filings with the SEC, including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on November 28, 2025, and in other reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The financial information required by this Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b)	Pro forma financial information

The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d)	Exhibits

Exhibit No.	Description of Exhibits
2.1*†	Agreement and Plan of Merger, dated as of May 29, 2026, by and among CONX Corp., HC2 Merger Sub, LLC, HC2 Broadcasting Holdings, Inc. and HC2 Broadcasting Holdco, LLC (incorporated by reference to Exhibit 2.1 to CONX Corp.’s Current Report on Form 8-K, filed with the SEC on June 1, 2026).
10.1†	Limited Liability Company Agreement of HC2 Broadcasting Holdings LLC, dated as of September 2, 2026, by and among HC2 Broadcasting Holdings LLC, CONX Broadcast Group, LLC and HC2 Broadcasting Holdco, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K.

† Portions of this exhibit have been redacted pursuant to Item 601(b)(2)(ii) or Item 601(b)(10)(iv) of Regulation S-K.

The Company agrees to furnish supplementally a copy of any omitted schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: September 4, 2026	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer

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